                           INDEMNIFICATION AGREEMENT

     INDEMNIFICATION AGREEMENT, dated as of June 16, 1995, by and between Viropharma, Inc., a Delaware corporation ("Company"), and the director of the Company whose name appears on the signature page of this Agreement (such director, together with any corporation, partnership, trust, association or other entity on whose behalf the director is or was serving or with whom such director is or was otherwise employed, affiliated or associated in connection with his service as a director of the Company, being hereinafter referred to as the "Indemnitee"):

     WHEREAS, highly competent persons are becoming more reluctant to serve as directors of corporations unless they are provided with reasonable protection through insurance or indemnification against risks of claims and actions against them arising out of their service to, and activities on behalf of corporations; and

     WHEREAS, the Board of Directors of the Company (the "Board") has determined that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

     WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

     WHEREAS, Indemnitee is willing to serve and to take on additional service for or on behalf of the Company on the condition that Indemnitee be so indemnified;

     NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

     Section 1. Services by Indemnitee. Indemnitee agrees to serve as a director of the Company or other corporation, partnership, joint venture or other enterprise affiliated with the Company (all of which are collectively referred to as an "Affiliate") as a director. Notwithstanding anything contained herein, this Agreement shall not create a contract of employment between the Company or an Affiliate and the Indemnitee and the termination of the Indemnitee's relationship with the Company or an Affiliate by either party hereto shall not be restricted by this Agreement.

     Section 2. Indemnification. Subject to Section 13 below, the Company shall indemnify Indemnitee for, and hold Indemnitee harmless from and against, any losses, liabilities, claims, judgments, fines or Expenses (as defined below) at any time incurred by, or assessed against Indemnitee arising out of or in connection with the service of Indemnitee as an officer, director, advisory director, Board Committee member or officer of the Company or of an Affiliate (collectively referred to as a "Officer or Director of the Company") to the fullest extent permitted by the laws of the State of Delaware in effect on the date hereof or as such laws may from time to time hereafter be amended to increase the scope of such permitted indemnification, provided, however, the Company shall indemnify an Indemnitee in connection with a proceeding instituted by an Indemnitee on behalf of the Company, and in Indemnitee's capacity as an Officer or Director of the Company (other than an action to enforce indemnification rights under this Agreement), only if such Proceeding (as defined below) is authorized by the Board of Directors in the manner set forth herein. Without diminishing the scope of the indemnification provided by this Section 2, the rights of indemnification of Indemnitee provided hereunder shall include but shall not be limited to those rights set forth hereinafter.

     Section 3. Action or Proceeding Other Than an Action by or in the Right of the Company. Subject to Section 13 below, the Indemnitee shall be entitled to the indemnification rights provided herein if Indemnitee is a person who was or is made a party or is threatened to be made a party to any pending, completed or threatened Proceeding other than an action by or in the right of the Company, by reason of (a) the fact that Indemnitee is or was an Officer or Director of the Company, an Affiliate or any other entity which Indemnitee is or was serving at the request of the Company, or (b) anything done or not done by Indemnitee in any such capacity. Pursuant to this Section, Indemnitee shall be indemnified against Expenses, losses, claims, liabilities, judgments, fines and amounts paid in settlement (subject to Section 7 below) incurred by Indemnitee or on Indemnitee's behalf in connection with any Proceeding, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in, or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

     Section 4. Actions by or in the Right of the Company. Subject to Section 13 below, Indemnitee shall be entitled to the indemnification rights provided herein if Indemnitee is a person who was or is made a party or is threatened to be made a party to any pending, completed or threatened Proceeding brought by or in the right of the Company to procure a judgment in its favor by reason of (a) the fact that Indemnitee is or was an Officer or Director of the Company, an Affiliate or any other entity which Indemnitee is or was serving at the request of the Company, or (b) anything done or not done by Indemnitee in any such capacity. Pursuant to this Section 4, Indemnitee shall be indemnified against Expenses, losses, claims, liabilities, judgments, fines and amounts paid in settlement (subject to Section 7 below) incurred by Indemnitee or on Indemnitee's behalf in connection with any Proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company. Notwithstanding the foregoing provisions of this Section 4, no such indemnification shall be made in respect of any claim, issue or matter as to which Delaware law expressly prohibits such indemnification by reason of an adjudication of liability of Indemnitee to the Company (or otherwise); provided, however, that in such event such indemnification shall nevertheless be made by the Company to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine equitable under the circumstances.

     Section 5. Indemnification for Costs, Charges and Expenses of Party Who is Wholly or Partly Successful. Subject to Sections 7 and 13 below, notwithstanding any provision of this Agreement to the contrary, to the extent that Indemnitee has been wholly successful on the merits or otherwise involved in any Proceeding on any claim, issue or matter, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee or on Indemnitee's behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee to the maximum extent permitted by law, against all Expenses, judgments, penalties, fines and amounts paid in settlement, incurred by Indemnitee. For purposes of this Section and without limitation, the termination of any such claim, issue or matter by dismissal with or without prejudice shall be deemed to be a wholly successful result as to such claim, issue or matter.

     Section 6. Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee is, by reason of the fact that he or she is or was a Director of the Company, an Affiliate or any other entity which Indemnitee is or was serving at the request of the Company, a witness in any Proceeding, Indemnitee shall be indemnified by the Company against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith.

     Section 7. Notification and Defense of Claim. Not later than thirty (30) days after receipt by Indemnitee of notice of the commencement of any Proceeding, Indemnitee will, if a claim in respect thereof is made against the Company under this Agreement, notify the Company of the commencement thereof; but the omission so to notify the Company will not relieve it from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such Proceeding as to which Indemnitee notifies the Company of the commencement thereof:

     (a) the Company (subject to this Section 7) will be entitled to participate therein at its own expense;

     (b) except as otherwise provided below, the Company may, assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense thereof, the Company will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. Indemnitee shall have the right to employ separate counsel in such Proceeding but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such Proceeding, or (iii) the Company shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which cases the fees and expenses of Indemnitee's separate counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and

     (c) notwithstanding anything to the contrary set forth in this Agreement, the Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld; provided, however, that if the Company
                                          --------  -------
shall not respond to Indemnitee's request for written consent within seven (7) days from and after Indemnitee's request therefor, Indemnitee shall be permitted to settle any Proceeding and the Company shall be liable to indemnify Indemnitee hereunder. The Company shall not be permitted to settle any Proceeding which shall adversely affect Indemnitee without his or her prior written consent.

     Section 8. Advancement of Expenses and Costs. All Expenses incurred by or on behalf of Indemnitee or reasonably expected by the Indemnitee in good faith to be incurred by the Indemnitee within any three month period shall be paid by the Company from time to time in advance of the final disposition of such Proceeding within thirty days after the receipt by the Company of a statement or statements from Indemnitee requesting from time to time such advance or advances. Indemnitee's entitlement to such advancement of Expenses shall include those incurred in connection with any proceeding by Indemnitee seeking an adjudication or award in arbitration pursuant to this Agreement. Such statement or statements shall reasonably evidence such expenses incurred or reasonably expected to be incurred by Indemnitee in connection therewith and shall include or be accompanied by a written undertaking by or on behalf of Indemnitee to repay such amount if it shall ultimately be determined that Indemnitee is not entitled to be indemnified therefor pursuant to the terms of this Agreement.

     Section 9.  Procedure for Determination of Entitlement to Indemnification.

     (a) When seeking indemnification under this Agreement, Indemnitee shall submit a written request for indemnification to the Company in the manner contemplated by Section 7 hereof, which request shall include documentation or information which is reasonably necessary for the Company to make a good faith determination of Indemnitee's entitlement to indemnification hereunder and which is reasonably available to Indemnitee. Such determination of Indemnitee's entitlement to indemnification shall be made not later than 30 days after receipt by the Company of the Indemnitee's written request for indemnification. The Secretary of the Company shall, promptly upon receipt of Indemnitee's request for indemnification advise the Board that Indemnitee has made such request for indemnification.

     (b) The entitlement of the Indemnitee to indemnification under this Agreement shall be determined in the specific case by a majority vote of a quorum of the Board consisting of Disinterested Directors (as hereinafter defined). If such a quorum is not obtainable or if such majority vote of Disinterested Directors so directs, the determination shall be made by Independent Counsel (as defined below). All fees and expenses of the Independent Counsel incurred in connection with acting pursuant to this Agreement shall be borne by the Company.

     (c) In the event the determination of entitlement is to be made by Independent Counsel, such Independent Counsel shall be selected by the Board and approved by Indemnitee. Upon failure of the Board to so select such Independent Counsel or upon failure of Indemnitee to so approve, such Independent Counsel shall be selected by the Chancellor of the State of Delaware or such other person as the Chancellor shall designate to make such selection.

     (d) If such majority of Disinterested Directors or Independent Counsel shall have determined that Indemnitee is not entitled to indemnification to the full extent of Indemnitee's request, Indemnitee shall have the right to seek a determination as to his or her entitlement to indemnification in accordance with the procedures set forth in Section 9 hereof.

     Section 10.  Presumptions and Effect of Certain Proceedings.

     (a) Upon making such request for indemnification, Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in determining that Indemnitee is not so entitled. If a determination of whether Indemnitee is entitled to indemnification hereunder is not made in accordance with Section 9 hereof within 30 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent (i) misrepresentation by Indemnitee of a material fact in the request for indemnification or (ii) a final judicial determination that all or any part of such indemnification is expressly prohibited by Delaware law; provided, however, that at the initiation of an action for a determination as to the Indemnitee's right to indemnification under Delaware law, the Indemnitee shall at the outset of such judicial determination, undertake to reimburse the Company upon such final determination. The termination of any Proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely affect the rights of Indemnitee to indemnification hereunder except as may be specifically provided herein, or create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or create a presumption that with respect to any criminal action or proceeding that Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful.

     (b) For purposes of any determination of good faith hereunder, Indemnitee shall be deemed to have acted in good faith if Indemnitee's action is based on the records or books of account of the Company, an Affiliate or any other entity Indemnitee is or was serving at the request of the Company, including financial statements, or on information supplied to Indemnitee by the officers of the Company or an Affiliate in the course of their duties, or on the advice of legal counsel for the Company or an Affiliate or on information or records given or reports made to the Company or an Affiliate by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or an Affiliate. The provisions of this Section 10(b) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

     (c) The knowledge and/or action, or failure to act, of any director, officer, agent or employee of the Company, an Affiliate or any other entity Indemnitee is or was serving at the request of the Company shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

     Section 11. Remedies in Cases of Determination not to Indemnify or to Advance Expenses.

     (a) In the event that (i) a determination is made that Indemnitee is not entitled to indemnification hereunder, (ii) advances are not made pursuant to
Section 8 or (iii) payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 9 and 10, Indemnitee shall be entitled to seek a final adjudication in an appropriate court of the State of Delaware or any other court of competent jurisdiction of Indemnitee's entitlement to such indemnification in advance. Alternatively, Indemnitee at Indemnitee's option may seek an award in arbitration to be conducted by a panel of three arbitrators in Delaware or in Philadelphia, Pennsylvania, pursuant to the rules of the American Arbitration Association then prevailing, such award to be made within 60 days following the filing of the demand for arbitration. The Company shall not oppose Indemnitee's right to seek arbitration of any such claim.

     (b) In the event a determination has been made, in whole or in part, that Indemnitee is not entitled to indemnification, any such judicial proceeding or arbitration shall be made de novo and Indemnitee shall not be prejudiced by reason of any prior determination that Indemnitee is not entitled to indemnification.

     (c) If a determination is made or deemed to have been made pursuant to the terms of Section 9 or Section 10 hereof that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration in the absence of (i) a misrepresentation of a material fact by Indemnitee or (ii) a final judicial determination that all or any part of such indemnification is expressly prohibited by law.

     (d) Subject to Section 13 below, the Company agrees that it shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding and enforceable, and further agrees to stipulate in any such court or before any such arbitrators that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary.

     (e) If, after the Company has previously determined that Indemnitee is not entitled to indemnification, a court or arbitration panel determines that Indemnitee is so entitled hereunder, to the extent deemed appropriate by the arbitrators or the court, interest shall be paid by the Company to the Indemnitee at a reasonable interest rate from and after the date on which the Company had denied Indemnitee's entitlement to indemnification hereunder, for amounts which the Company indemnifies the Indemnitee.

     Section 12. Expenses Incurred by Indemnitee to Enforce this Agreement. Reasonable expenses incurred by Indemnitee in connection with the preparation and submission of Indemnitee's request for indemnification hereunder shall be borne by the Company. In the event that Indemnitee is a party to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce Indemnitee's rights under, or to recover damages for breach of, this Agreement, Indemnitee, if Indemnitee prevails in whole in such action, shall be entitled to recover from the Company and shall be indemnified by the Company against, any Expenses incurred by Indemnitee. If it is determined that the Indemnitee is entitled to indemnification of part (but not all) of the indemnification so requested, Expenses incurred in seeking enforcement of such partial indemnification shall be reasonably prorated among such claims, issues or matters.

     Section 13. Limitations on Indemnification. Notwithstanding anything to the contrary set forth in this Agreement, and not in limitation of the restrictions of the Company's liability under applicable law, no indemnity pursuant to this Agreement shall be paid by the Company: (a) on account of any claim against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law; (b) on account of Indemnitee's conduct that was knowingly fraudulent or deliberately dishonest, or that constituted willful misconduct; (c) on account of Indemnitee's conduct that constituted a breach of Indemnitee's duty of loyalty to the Company or resulted in any personal profit or advantage to which Indemnitee was not legally entitled; (d) for which payment has actually been made to Indemnitee under a valid and collectable insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment under such insurance, clause, by-law or agreement; (e) if indemnification is not lawful (and, in this respect, both the Company and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication); or (f) in connection with any Proceeding by Indemnitee against the Company or its directors, officers, employees or other agents other than as set forth in Section 12 above, unless (i) such indemnification is expressly required to be made by law, (ii) the Proceeding was authorized by the Board of Directors of the Company, or (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the Delaware General Corporation Law; provided, however, that until the final and non-appealable determination by a court of competent jurisdiction as to any of the foregoing, the Indemnitee shall be entitled to indemnification hereunder (including Expenses) so long as the Indemnitee executes an undertaking to reimburse the Company promptly upon any such determination.

     Section 14. Non-Exclusivity. The rights of indemnification and to receive advances as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company's, any Affiliate's or other entity's certificate of incorporation or other organizational document, the By-Laws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration, rescission or replacement of this Agreement or any provision hereof shall be effective as to Indemnitee with respect to any action taken or omitted by such Indemnitee in Indemnitee's position with the Company or an Affiliate or any other entity which

Indemnitee is or was serving at the request of the Company prior to such amendment, alteration, rescission or replacement.

     Section 15. Duration of Agreement. This Agreement shall apply to any claim asserted and any Expenses incurred in connection with any claim asserted on or after the effective date of this Agreement and shall continue until and terminate upon the later of: (a) 10 years after Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Sections 2, 3 or 4 of this Agreement; or (b) the final non-appealable termination of all pending or threatened Proceedings of the kind described herein with respect to Indemnitee. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee's spouse, assigns, heirs, devisee, executors, administrators or other legal representatives.

     Section 16. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever:
(a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any Sections of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     Section 17. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

     Section 18. Headings. The headings of the Sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

     Section 19.  Definitions. For purposes of this Agreement:

          (a) "Disinterested Director" shall mean a director of the Company who is not or was not a party to the Proceeding in respect of which indemnification is being sought by Indemnitee.

          (b) "Expenses" shall include all reasonable attorneys' fees and costs, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses reasonably incurred in connection with asserting or defending claims.

          (c) "Independent Counsel" shall mean a law firm or lawyer that neither is presently nor in the past five (5) years has been retained to represent:
     (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any firm or person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

          (d) "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative, provided, however, that the term "Proceeding" shall include any action instituted by an Indemnitee (other than an action to enforce indemnification rights under this Agreement) only if such action is authorized in the manner set forth in Section 8 hereof.

     Section 20. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto, provided, however, that any such mutually agreed upon supplement, amendment or modification shall not require stockholder approval if such modification, amendment or supplement is made to conform to any amendment or revision of Delaware General Corporation Law which expands the Indemnitee's right to indemnification thereunder or is otherwise beneficial to Indemnitee or in the sole judgment of the Board of Directors of the Company, does not materially and adversely affect the rights and protection of the Company.

     Section 21. No Duplicative Payment. The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

     Section 22. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

          (a) If to Indemnitee, to the address appearing on the signature page hereof.

          (b) If to the Company to:

              Viropharma, Inc.
              1250 South Collegeville Road
              Collegeville, PA 19426
              Attention:  Corporate Secretary

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
                                  VIROPHARMA, INC.



                                 By: /s/ Claude Nash
                                    --------------------------------------------
                                      C1aude Nash, President



                                  INDEMNITEE


                       Signature:  /s/ Stephen M. Dow
                                   ---------------------------------------------

                       Print Name:  Stephen M. Dow
                                   ---------------------------------------------

                       Address:     550 Lytton Ave - #200
                                   ---------------------------------------------

                       City/State:  Palo Alto, CA 94301
                                   ---------------------------------------------